Subsequent Events	3 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent events

Subsequent to March 31, 2025, the Company repurchased 692,922 common shares for a total of $9,986 at an average price of $14.41 per share.

Following the dismissal of the Consolidated Amended Complaint by the Southern District of New York on March 31, 2025, plaintiffs were granted until April 21, 2025, to file an amended complaint or until April 30, 2025, to appeal the Southern District's decision. No amended complaint or appeal was filed within these deadlines. As a result, the complaint was dismissed (See Note 14).